EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	3Q 2008	3Q 2007

Reported Net Income	$2,271	$1,324
EPS - Diluted	$2.78	$1.58

Core Results	$2,272	$1,210
EPS - Diluted	$2.78	$1.45

Total Worldwide Production (mboe/day)	588	570

Total Worldwide Crude Oil Realizations ($/BBL)	$104.15	$67.81
Domestic Natural Gas Realizations ($/MCF)	$9.35	$5.90

Wtd. Average Basic Shares O/S (mm)	815.3	833.1
Wtd. Average Diluted Shares O/S (mm)	817.7	837.0

	YTD 2008	YTD 2007

Reported Net Income	$6,414	$3,948
EPS - Diluted	$7.79	$4.69

Core Results	$6,391	$2,941
EPS - Diluted	$7.76	$3.50

Total Worldwide Production (mboe/day)	594	563

Total Worldwide Crude Oil Realizations ($/BBL)	$100.39	$59.47
Domestic Natural Gas Realizations ($/MCF)	$9.18	$6.45

Wtd. Average Basic Shares O/S (mm)	820.1	837.0
Wtd. Average Diluted Shares O/S (mm)	823.8	840.9

Shares Outstanding (mm)	809.9	828.6

Cash Flow from Operations	$8,100	$4,300

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Third Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$3,618			$3,618

Chemical	219			219

Midstream, marketing and other	66			66

Corporate
Interest expense, net	(3)			(3)

Other	(82)			(82)

Taxes	(1,546)			(1,546)

Income from continuing operations	2,272	—		2,272
Discontinued operations, net of tax	(1)	1	Discontinued operations, net	—
Net Income	$2,271	$1		$2,272

Basic Earnings Per Common Share
Income from continuing operations	$2.79
Discontinued operations, net	—
Net Income	$2.79			$2.79

Diluted Earnings Per Common Share
Income from continuing operations	$2.78
Discontinued operations, net	—
Net Income	$2.78			$2.78

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Third Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$1,955	$(12)	Sale of oil & gas interests	$1,914
		74	Exploration impairments
		(103)	Sale of exploration properties

Chemical	212			212

Midstream, marketing and other	86			86

Corporate
Interest expense, net	(11)			(11)

Other	(64)	(42)	Sale of Lyondell shares	(106)

Taxes	(862)	(23)	Tax effect of adjustments	(885)

Income from continuing operations	1,316	(106)		1,210
Discontinued operations, net of tax	8	(8)	Discontinued operations, net	—
Net Income	$1,324	$(114)		$1,210

Basic Earnings Per Common Share
Income from continuing operations	$1.58
Discontinued operations, net of tax	0.01
Net Income	$1.59			$1.45

Diluted Earnings Per Common Share
Income from continuing operations	$1.57
Discontinued operations, net of tax	0.01
Net Income	$1.58			$1.45

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 First Nine Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$10,312			$10,312

Chemical	542			542

Midstream, marketing and other	350			350

Corporate
Interest expense, net	(10)			(10)

Other	(292)			(292)

Taxes	(4,511)			(4,511)

Income from continuing operations	6,391	—		6,391
Discontinued operations, net of tax	23	(23)	Discontinued operations, net	—
Net Income	$6,414	$(23)		$6,391

Basic Earnings Per Common Share
Income from continuing operations	$7.79
Discontinued operations, net	0.03
Net Income	$7.82			$7.79

Diluted Earnings Per Common Share
Income from continuing operations	$7.76
Discontinued operations, net	0.03
Net Income	$7.79			$7.76

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 First Nine Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$5,496	$(412)	Sale of Russian operations	$4,908
		(112)	Legal settlements
		(35)	Sale of oil & gas interests
		74	Exploration impairments
		(103)	Sale of exploration properties

Chemical	507			507

Midstream, marketing and other	229			229

Corporate
Interest expense, net	(186)	167	Debt purchases	(19)

Other	34	(326)	Sale of Lyondell shares	(245)
		47	Facility closure

Taxes	(2,450)	11	Tax effect of adjustments	(2,439)

Income from continuing operations	3,630	(689)		2,941
Discontinued operations, net of tax	318	(318)	Discontinued operations, net	—
Net Income	$3,948	$(1,007)		$2,941

Basic Earnings Per Common Share
Income from continuing operations	$4.34
Discontinued operations, net of tax	0.38
Net Income	$4.72			$3.51

Diluted Earnings Per Common Share
Income from continuing operations	$4.31
Discontinued operations, net of tax	0.38
Net Income	$4.69			$3.50

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	Third Quarter		Nine Months
	2008	2007	2008	2007
Corporate
Environmental remediation	2	(10)	(28)	(24)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR TO-DATE
	2008	2008	2007	2008	2007
REPORTED INCOME	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas (a)	3,618	3,806	1,955	10,312	5,496
Chemicals	219	144	212	542	507
Midstream, marketing and other	66	161	86	350	229
Corporate & other	(85)	(140)	(75)	(302)	(152)
Pre-tax income	3,818	3,971	2,178	10,902	6,080

Income tax expense
Federal and state	716	801	363	2,123	1,085
Foreign (a)	830	870	499	2,388	1,365
Total	1,546	1,671	862	4,511	2,450

Income from continuing operations	2,272	2,300	1,316	6,391	3,630

Worldwide effective tax rate	40%	42%	40%	41%	40%

	2008	2008	2007	2008	2007
CORE RESULTS	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas (a)	3,618	3,806	1,914	10,312	4,908
Chemicals	219	144	212	542	507
Midstream, marketing and other	66	161	86	350	229
Corporate & other	(85)	(140)	(117)	(302)	(264)
Pre-tax income	3,818	3,971	2,095	10,902	5,380

Income tax expense
Federal and state	716	801	386	2,123	1,074
Foreign (a)	830	870	499	2,388	1,365
Total	1,546	1,671	885	4,511	2,439

Core results	2,272	2,300	1,210	6,391	2,941

Worldwide effective tax rate	40%	42%	42%	41%	45%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2008	2008	2007	2008	2007
QTR 3	QTR 2	QTR 3	9 Months	9 Months
730	582	331	1,801	919

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Third Quarter Net Income (Loss)

Reported Income Comparison

	Third	Second
	Quarter	Quarter
	2008	2008	B / (W)
Oil & Gas	$3,618	$3,806	$(188)
Chemical	219	144	75
Midstream, marketing and other	66	161	(95)
Corporate
Interest expense, net	(3)	(7)	4
Other	(82)	(133)	51
Taxes	(1,546)	(1,671)	125
Income from continuing operations	2,272	2,300	(28)
Discontinued operations, net	(1)	(3)	2
Net Income	$2,271	$2,297	$(26)

Earnings Per Common Share
Basic	$2.79	$2.80	$(0.01)
Diluted	$2.78	$2.78	$—

Worldwide Effective Tax Rate	40%	42%	2%

OCCIDENTAL PETROLEUM

2008 Third Quarter Net Income (Loss)

Core Results Comparison

	Third	Second
	Quarter	Quarter
	2008	2008	B / (W)
Oil & Gas	$3,618	$3,806	$(188)
Chemical	219	144	75
Midstream, marketing and other	66	161	(95)
Corporate
Interest expense, net	(3)	(7)	4
Other	(82)	(133)	51
Taxes	(1,546)	(1,671)	125
Core Results	$2,272	$2,300	$(28)

Core Results Per Common Share
Basic	$2.79	$2.80	$(0.01)
Diluted	$2.78	$2.79	$(0.01)

Worldwide Effective Tax Rate	40%	42%	2%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 3Q08 vs. 2Q08

($ Millions)

*DD&A rate increase and higher operating expenses

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 3Q08 vs. 2Q08

($ Millions)

*Higher feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2008 Third Quarter Net Income (Loss)

Reported Income Comparison

	Third	Third
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$3,618	$1,955	$1,663
Chemical	219	212	7
Midstream, marketing and other	66	86	(20)
Corporate
Interest expense, net	(3)	(11)	8
Other	(82)	(64)	(18)
Taxes	(1,546)	(862)	(684)
Income from continuing operations	2,272	1,316	956
Discontinued operations, net	(1)	8	(9)
Net Income	$2,271	$1,324	$947

Earnings Per Common Share
Basic	$2.79	$1.59	$1.20
Diluted	$2.78	$1.58	$1.20

Worldwide Effective Tax Rate	40%	40%	0%

OCCIDENTAL PETROLEUM

2008 Third Quarter Net Income (Loss)

Core Results Comparison

	Third	Third
	Quarter	Quarter
	2008	2007	B / (W)
Oil & Gas	$3,618	$1,914	$1,704
Chemical	219	212	7
Midstream, marketing and other	66	86	(20)
Corporate
Interest expense, net	(3)	(11)	8
Other	(82)	(106)	24
Taxes	(1,546)	(885)	(661)
Core Results	$2,272	$1,210	$1,062

Core Results Per Common Share
Basic	$2.79	$1.45	$1.34
Diluted	$2.78	$1.45	$1.33

Worldwide Effective Tax Rate	40%	42%	2%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 3Q08 vs. 3Q07

($ Millions)

* DD&A rate increase and higher operating expenses

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 3Q08 vs. 3Q07

($ Millions)

* Higher energy and feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2008	2007	2008	2007
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	87	90	86	89
Permian	166	171	168	167
Midcontinent and Rockies	8	4	6	3
Total	261	265	260	259
Natural Gas (MMCF)
California	236	264	239	254
Permian	169	182	179	189
Midcontinent and Rockies	165	158	166	154
Total	570	604	584	597
Latin America
Crude Oil (MBL)
Argentina	38	31	32	33
Colombia	43	42	43	43
Total	81	73	75	76
Natural Gas (MMCF)
Argentina	24	22	19	24
Bolivia	21	18	21	17
Total	45	40	40	41
Middle East / North Africa
Crude Oil and Liquids (MBL)
Oman	23	18	21	20
Dolphin	18	3	20	1
Qatar	49	46	47	46
Yemen	20	22	22	26
Libya	7	20	17	22
Total	117	109	127	115
Natural Gas (MMCF)
Oman	25	34	24	31
Dolphin	165	69	176	23
Total	190	103	200	54
Barrels of Oil Equivalent (MBOE)

Subtotal consolidated subsidiaries	593	572	599	566
Other interests
Colombia - minority interest	(7)	(4)	(7)	(5)
Yemen - Occidental net interest	2	2	2	2
Total worldwide production - MBOE	588	570	594	563

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2008	2007	2008	2007
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	109.50	68.83	104.82	59.71
Natural gas ($/MCF)	9.35	5.90	9.18	6.45

Latin America
Crude Oil ($/BBL)	77.76	60.77	78.23	53.00
Natural Gas ($/MCF)	4.40	2.68	4.22	2.31

Middle East / North Africa
Crude Oil ($/BBL)	114.11	71.30	106.81	63.93

Total Worldwide
Crude Oil ($/BBL)	104.15	67.81	100.39	59.47
Natural Gas ($/MCF)	7.11	5.05	6.95	5.78

	Third Quarter		Nine Months
	2008	2007	2008	2007
Exploration Expense
Domestic	$10	$73	$42	$100
Latin America	9	5	35	36
Middle East / North Africa	41	48	117	162
Other Eastern Hemisphere	1	—	(1)	23
TOTAL REPORTED	$61	$126	$193	$321
Less - non-core impairments	—	(58)	—	(58)
TOTAL CORE	$61	$68	$193	$263

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
Capital Expenditures ($MM)	2008	2007	2008	2007
Oil & Gas
California	$231	$157	$596	$432
Permian	131	85	331	338
Midcontinent and Rockies	109	43	243	143
Latin America	236	136	626	359
Middle East / North Africa	280	315	808	924
Other Eastern Hemisphere	—	—	—	7
Chemicals	57	66	202	141
Midstream, marketing and other	183	78	342	160
Corporate	12	—	75	6
TOTAL	$1,239	$880	$3,223	$2,510

Depreciation, Depletion &	Third Quarter		Nine Months
Amortization of Assets ($MM)	2008	2007	2008	2007
Oil & Gas
Domestic	$257	$278	$760	$764
Latin America	125	84	313	262
Middle East / North Africa	202	142	579	427
Chemicals	75	76	239	226
Midstream, marketing and other	19	18	52	49
Corporate	5	4	14	12
TOTAL	$683	$602	$1,957	$1,740

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	30-Sep-08	31-Dec-07

CAPITALIZATION

Long-Term Debt (including current maturities)	$1,771	$1,776

Notes Payable	—	12

Others	25	25

Total Debt	$1,796	$1,813

EQUITY	$26,937	$22,823

Total Debt To Total Capitalization	6%	7%

Investor Relations Supplemental Schedules

Cash Flow Available For Capital and Other Uses

(Millions, unless noted otherwise)

	9 Months	12 Months
	Sept. 30
	2008	2007	2006	2005	2004
Cash Flow From Continuing Operations	$8,103	$6,660	$5,931	$4,740	$3,282

Dividends as paid	(677)	(765)	(646)	(483)	(424)

Adjusted Cash Flow From Continuing Operations	7,426	5,895	5,285	4,257	2,858

Adjust dividends and interest to 2008 annualized rates	—	(18)	(181)	(298)	(333)

Additional Cash Flow Available for Capital and
Other Uses	$7,426	$5,877	$5,104	$3,959	$2,525

Actual Capital Spending	$3,223	$3,497	$2,987	$2,295	$1,703

WTI Oil Price ($ / BBL)	$113	$72	$66	$57	$41

Production from continuing operations (MBOE/D)	594	570	545	466	451

Interest Expense (net of tax)	$6	$129	$85	$131	$155